UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

THE TURKISH INVESTMENT FUND, INC.
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 22ND FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 33RD FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888 378-1630

Date of fiscal year end:	10/31

Date of reporting period:	4/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Shareholders.

2005 Semi-Annual Report

April 30, 2005

The Turkish Investment Fund, Inc.

Morgan Stanley
Investment Management Inc.
Investment Adviser

The Turkish Investment Fund, Inc.

Directors

Charles A. Fiumefreddo
Michael Bozic
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael Nugent
Fergus Reid

Officers
Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

James W. Garrett
Treasurer and Chief
Financial Officer

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President
and Principal Executive
Officer

Carsten Otto
Chief Compliance Officer

Michael J. Leary
Assistant Treasurer

Mary E. Mullin
Secretary

Investment Advisers

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Morgan Stanley Investment Management Limited

25 Cabot Square

Canary Wharf

London EI4 4QA

England

Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10030

1(800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Independent Registered

Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

The Turkish Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2005, The Turkish Investment Fund, Inc. (the “Fund”) had a total return, based on net asset value per share, of 8.61% compared to 8.48% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the “Index”). On April 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $13.00, representing a 6.8% premium to the Fund’s net asset value per share.

Factors Affecting Performance

•                  Stock selection within financials and industrials contributed significantly to relative performance.  Stock selection within materials and consumer discretionary was also favorable.  On the other hand, our decision to overweight consumer discretionary and underweight financials hampered relative returns.

•                  Turkey, supported by strong economic fundamentals, continued to perform well during the six months ending April 30, 2005.  The period in review, however, did not end without some renewed volatility.

•                  Turkey’s equity market, despite strong fundamentals, experienced renewed volatility following a recent spike in global risk aversion given the uncertainty regarding global economic growth and U.S. interest rates.

•                  Political developments in Europe have also raised concerns over the prospects of Turkey joining the European Union, adding to this year’s volatility.

•                  Nevertheless, the country’s improving economic and political environment have been key to the overall solid equity performance.  Compared with historic periods, Turkey entered 2005 with the potential to achieve greater political and economic stability.

•                  Recent structural and political reforms, a new $10 billion dollar International Monetary Fund agreement and lower political risk may bode well for the nation.

•                  The constructive macro and political outlook is likely to encourage further progress on structural reforms and on the privatization front, allowing a cycle of sustainable growth, low inflation, low real interest rates, a stable currency and higher productivity-led growth.

•                  The Turkish economy grew by more than 8% in 2004 and has the potential to exceed consensus growth forecasts of 5% for this year.

Management Strategies

•                  The Fund continues to integrate top-down sector allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuations, and sentiment.

•                  Despite strong performance of the Turkish equity market, earnings growth continues to outpace the rise in asset prices.  We continue to focus on various sectors that will benefit from improving domestic demand, including financials, consumer discretionary, and industrials.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
Executive Vice President —
Principal Executive Officer	May 2005

The Turkish Investment Fund, Inc.

April 30, 2005 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
TURKISH COMMON STOCKS (100.2%)
(Unless otherwise noted)
Airlines (4.3%)
Turk Hava Yollari Anonim Ortakligi	(a)763,164	$2,940
Auto Components (5.4%)
Uzel Makina Sanayii A.S.	(a)2,617,700	3,687
Beverages (2.0%)
Efes Sinai Yatirim Holding A.S., ‘B’	(a)293,494	1,366
Building Products (6.6%)
Trakya Cam Sanayi A.S.	1,564,534	4,544
Commercial Banks (19.6%)
Akbank TAS	446,566	2,148
Turkiye Garanti Bankasi A.S.	(a)771,739	2,749
Yapi ve Kredi Bankasi A.S.	(a)2,319,443	8,489
		13,386
Construction Materials (14.5%)
Adana Cimento Sanayii Turk Anonim Sirketi, ‘A’	2,103,331	6,156
Akcansa Cimento A.S.	1,314,402	3,766
		9,922
Food & Staples Retailing (3.9%)
Gima Gida ve Ihtiyac Maddeleri TAS	(a)1,548,400	2,696
Food Products (2.8%)
TAT Konserve Sanayii A.S.	(a)1,339,743	1,901
Health Care Providers & Services (6.2%)
Acibadem Saglik Hizmetleri ve Ticaret A.S.	(a)1,199,578	4,231
Household Durables (4.3%)
Anadolu Cam Sanayii A.S.	943,088	2,924
Industrial Conglomerates (4.9%)
Enka Insaat ve Sanayi A.S.	(a)225,722	3,361
Media (14.3%)
AFM Uluslararasi Film Produksiyon Ticaret ve Sanayi A.S.	(a)261,000	1,537
Dogan Burda Rizzoli Dergi Yayincilik ve Pazarlama A.S.	795,143	1,738
Dogan Yayin Holding A.S.	(a)621,400	1,494
Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.	33,183	1,847
Hurriyet Gazetecilik ve Matbaacilik A.S.	1,757,653	3,139
		9,755
Multiline Retail (5.7%)
Boyner Buyuk Magazacilik A.S.	(a)2,338,338	3,934

Real Estate (0.6%)
Yapi Kredi Koray Gayrimenkul Yatirim Ortakligi A.S.	(a)291,000	$420
Wireless Telecommunication Services (5.1%)
Turkcell Iletisim Hizmetleri A.S.	568,287	3,488
TOTAL TURKISH COMMON STOCKS (Cost $54,935)		68,555

SHORT-TERM INVESTMENT (0.0%)
Repurchase Agreement (0.0%)
J.P. Morgan Securities, Inc., 2.93%, dated 4/29/05, due 5/2/05, repurchase price $9 (Cost $9)	$	(b)9	9
TOTAL INVESTMENTS (100.2%) (Cost $54,944)			68,564
LIABILITIES LESS OTHER ASSETS (-0.2%)			(169)
NET ASSETS (100%)			$68,395

(a)                                  Non-income producing.

(b)                                 Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $784,538,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.803% to 5.091%, due 3/1/35 to 4/1/35; and Federal National Mortgage Association, 3.467% to 5.375%, due 5/1/25 to 5/1/35.  The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Portfolio of Investments (cont’d)	April 30, 2005 (unaudited)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*     Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

April 30, 2005
(unaudited)
(000)
ASSETS:
Investments, at Cost:	$54,944
Investments, at Value:	68,564
Cash	1
Foreign Currency, at Value (Cost $13)	13
Other Assets	1
Total Assets	68,579
LIABILITIES:
Payable For:
Investment Advisory Fees	54
Custodian Fees	38
Directors’ Fees and Expenses	15
Administration Fees	5
Other Liabilities	72
Total Liabilities	184
NET ASSETS
Applicable to 5,620,433, issued and outstanding $0.01 par value shares (30,000,000 shares authorized)	$68,395
NET ASSET VALUE PER SHARE	$12.17
NET ASSETS CONSISTED OF:
Common Stock	$56
Paid-in Capital	65,400
Undistributed (Distributions in Excess of) Net Investment Income	27
Accumulated Net Realized Gain (Loss)	(10,708)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	13,620
NET ASSETS	$68,395

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended
April 30, 2005
(unaudited) (000)
Investment Income
Dividends	$935
Interest	2
Total Investment Income	937
Expenses
Investment Advisory Fees (Note B)	332
Custodian Fees (Note D)	55
Professional Fees	15
Administration Fees (Note C)	21
Stockholder Reporting Expenses	14
Directors’ Fees and Expenses	8
Other Expenses	5
Total Expenses	450
Net Investment Income (Loss)	487
Net Realized Gain (Loss) on:
Investments	8,076
Foreign Currency Transactions	(10)
Net Realized Gain (Loss)	8,066
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,037)
Foreign Currency Translations	3
Change in Unrealized Appreciation (Depreciation)	(3,034)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	5,032
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,519

Statement of Changes in Net Assets

	Six Months Ended
	April 30, 2005	Year Ended
	(unaudited)	October 31, 2004
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$487	$128
Net Realized Gain (Loss)	8,066	15,518
Change in Unrealized Appreciation (Depreciation)	(3,034)	7,590
Net Increase (Decrease) in Net Assets Resulting from Operations	5,519	23,236
Distributions from and/or in Excess of:
Net Investment Income	(441)	(111)
Capital Share Transactions:
Reinvestment of Distributions (1,027 and 245 Shares, Respectively)	16	3
Total Increase (Decrease)	5,094	23,128
Net Assets:
Beginning of Period	63,301	40,173
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $27 and $(19), respectively)	$68,395	$63,301

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	April 30, 2005		Year Ended October 31,
	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.26		$7.15	$4.39	$4.23	$17.69	$9.52
Net Investment Income (Loss)	0.09	†	0.02 †	0.02 †	(0.03)	0.06	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.90		4.11	2.74	0.18	(10.30)	8.03
Total from Investment Operations	0.99		4.13	2.76	0.15	(10.24)	7.91
Distributions from and/or in excess of:
Net Investment Income	(0.08)		(0.02)	—	(0.00)#	—	(0.03)
Net Realized Gain	—		—	—	—	(3.23)	—
Total Distributions	(0.08)		(0.02)	—	(0.00)#	(3.23)	(0.03)
Anti-Dilutive Effect of Share Repurchase Program	—		—	0.00 #	0.01	0.01	0.29
Net Asset Value, End of Period	$12.17		$11.26	$7.15	$4.39	$4.23	$17.69
Per Share Market Value, End of Period	$13.00		$11.68	$7.36	$4.07	$4.41	$13.38
TOTAL INVESTMENT RETURN:
Market Value	11.85	%**	58.99%	80.84%	(7.64)%	(55.14)%	63.60%
Net Asset Value (1)	8.61	%**	57.99%	62.64%	3.86%	(67.47)%	86.09%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$68,395		$63,301	$40,173	$24,808	$25,718	$108,138
Ratio of Expenses to Average Net Assets	1.20	%*	1.58%	1.85%	1.86%@	1.94%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29	%*	0.25%	0.41%	(0.49)%	0.83%	(0.57)%
Portfolio Turnover Rate	28	%**	109%	173%	164%	163%	155%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested.  This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

@	The effect of the reversal of the deferred directors’ fees in fiscal year 2002 was to decrease the expense ratio by 0.23%.
†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2005 (unaudited)

Notes to Financial Statements

The Turkish Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A.                 Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results may differ from those estimates.

1.                   Security Valuation:   Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date.  Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price.  Securities listed on a foreign exchange are valued at their closing price.  Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.  Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE.  If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.                 Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities.  In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest.  To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral.  In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.  In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                 Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars.  Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

• investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end.  Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2005 (unaudited)

changes in the market prices of securities sold during the period.  Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent amounts actually received or paid.  Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities.  The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of equity securities denominated in Turkish lira.  Changes in currency exchange rates will affect the value of and investment income from securities.  Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.  In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives.  The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes.  Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.                   Foreign Currency Exchange Contracts:   The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency.  A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.  The market value of the contract will fluctuate with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss.  The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.  Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                   Other:   Security transactions are accounted for on the date the securities are purchased or sold.  Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis.  Interest income is recognized on the accrual basis.

B.                 Investment Advisory Fees:   Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (the “Advisers”) provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund’s first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

Effective May 1, 2005, Morgan Stanley Investment Management Limited will no longer provide investment advisory services to the Fund.

C.                 Administration Fees:  Morgan Stanley Investment Management Inc. (MSIM) serves as Administrator to the Fund pursuant to a New Administration Agreement.  Under the New Administration Agreement, the new administration fee will be 0.08% of the Fund’s average weekly net assets.  MSIM has agreed to limit the new administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum.  This waiver is voluntary and may be terminated at any time.  Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the new administration fee.  JPMIS will continue to provide fund accounting and other services pursuant

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2005 (unaudited)

to a sub-administration agreement with MSIM and receives compensation for these services.

Prior to November 1, 2004, JPMorgan Chase Bank, through its corporate affiliate, J.P. Morgan Investor Services Co. (“JPMIS”), provided administrative services to the Fund under an Administration Agreement.  JPMIS was paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund’s average weekly net assets, plus $24,000 per annum.  In addition, the Fund was charged for certain out-of-pocket expenses incurred by JPMIS on its behalf.

D.                 Custodian Fees:   JPMorgan Chase Bank serves as custodian for the Fund.  The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.  Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.                   Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  Accordingly, no provision for Federal income taxes is required in the financial statements.  Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.  The tax character of distributions paid during fiscal 2004 and 2003 was as follows:

2004 Distributions		2003 Distributions
Paid From: (000)		Paid From: (000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$111	$—	$—	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are primarily due to treatment of foreign currency gains/losses and net investment losses.  Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At October 31, 2004, there were no distributable earnings on a tax basis.

At April 30, 2005, the U.S. Federal income tax cost basis of investments was $54,944,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $13,620,000, of which $17,055,000 related to appreciated securities and $3,435,000 related to depreciated securities.

At October 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $18,683,000 available to offset future capital gains which will expire on October 31, 2010.

During the year ended October 31, 2004, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $15,675,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed.  To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Effective April 24, 2003, Turkish withholding tax is no longer assessed on dividend payments made to foreign institutional investors with local tax representation and that hold greater than 25% of their portfolio in Turkish equity securities.  On April 30, 2005, the Fund met both of these requirements thus there will be no accrual for withholding expense.

F.                   Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications.  The Fund’s maximum exposure under these arrangements is unknown.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.                 Other:   During the six months ended April 30, 2005, the Fund made purchases and sales totalling $20,496,000 and $20,668,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.  There were no purchases or sales of long-term U.S. Government securities.

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2005 (unaudited)

During the six months ended April 30, 2005, the Fund incurred no brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Advisers.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value.  For the six months ended April 30, 2005, the Fund did not repurchase shares.  From the inception of the program through April 30, 2005, the Fund has repurchased 1,427,394 of its shares at an average discount of 17.25% from net asset value per share.  The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Reporting to Stockholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR.  Morgan Stanley also delivers the semi-annual and annual reports to fund stockholders and makes these reports available on its public website, www.morganstanley.com.  The Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q.  Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website.  You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov.  You may also review and copy them at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im.  This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

The Turkish Investment Fund, Inc.

April 30, 2005 (unaudited)

Investment Advisory
Agreement Approval

New Investment Advisory Agreement: At a meeting on April 28, 2005 the Fund’s Board approved terminating the then current Investment Advisory Agreement between Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited and the Fund and approved a new Investment Advisory Agreement between the Fund and Morgan Stanley Investment Management Inc. to take effect on May 1, 2005.

Nature, Extent and Quality of Services: The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund.  The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers: The Board reviewed the Fund’s performance for one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was better than its performance peer group average for all three periods.  The Board concluded that performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers: The Board reviewed the management fee rate and the total expense ratio of the Fund.  The Board noted that: (i) the Fund’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund’s total expense ratio was lower than the average total expense ratio of the funds included in the Fund’s expense peer group.  The Board concluded that the management fee and total expenses were competitive with those of the Fund’s expense peer group.

Breakpoints and Economies of Scale: The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates: The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability.  Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits: The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section).  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic

The Turkish Investment Fund, Inc.

April 30, 2005 (unaudited)

Investment Advisory
Agreement Approval (cont’d)

trading system network (“ECN”).  The Board considered the float benefits and the above-referenced ECN-related revenue and concluded that they were relatively small.

Soft Dollar Benefits: The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Adviser informed the Board that it does not use Fund commissions to pay for third party research.  It does use commissions to pay for research that is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs: The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.  The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser: The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.  The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends: The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion: After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve the Management Agreement.

The Turkish Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.  Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares.  If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value.  If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price.  If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price.  The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors.  Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund.  However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf.  A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing.  There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time.  Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

1(800) 278-4353

(This page has been left blank intentionally.)

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics – Not applicable for semi-annual reports.

(b)(1)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.